Exhibit (a)(1)(B)
LETTER OF TRANSMITTAL
OF
MEDICAL PROPERTIES TRUST, INC.
OFFER TO PURCHASE
FOR CASH ANY AND ALL
OF MPT OPERATING PARTNERSHIP L.P.’S
OUTSTANDING 9.25% EXCHANGEABLE SENIOR NOTES DUE 2013

CUSIP Number 55342NAG5	Issuer MPT Operating Partnership, L.P.	Title of Security 9.25% Exchangeable Senior Notes due 2013
PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 15, 2011
THE TENDER OFFER (AS DEFINED BELOW) WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JULY 13, 2011 (INCLUSIVE OF JULY 13, 2011), UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS OF THE NOTES (AS DEFINED BELOW) MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE APPLICABLE PURCHASE PRICE (AS DEFINED BELOW). NOTES MAY BE WITHDRAWN AT OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JULY 13, 2011 (INCLUSIVE OF JULY 13, 2011), UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “WITHDRAWAL DATE”), BUT NOT THEREAFTER.
The Depositary for the Tender Offer is:
GLOBAL BONDHOLDER SERVICES CORPORATION

By facsimile:
(For Eligible Institutions only) (212) 430-3775 Confirmation:
(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway—Suite 404 New York, NY 10006	65 Broadway—Suite 404 New York, NY 10006	65 Broadway—Suite 404 New York, NY 10006
     DELIVERY OF THIS LETTER OF TRANSMITTAL BY ANY MEANS OTHER THAN AS PROVIDED HEREIN WILL NOT CONSTITUTE A VALID DELIVERY.
     The instructions contained herein should be read carefully before this Letter of Transmittal (as defined below) is completed and signed. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase of Medical Properties Trust, Inc., dated June 15, 2011 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”). To the extent there are any conflicts between the terms and conditions of this Letter of Transmittal and the terms and conditions of the Offer to Purchase, the terms and conditions of the Offer to Purchase shall control.

     Any questions related to the procedure for tendering Notes and requests for assistance may be directed to either the Dealer Manager or the Information Agent, each at its address and telephone numbers set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, or any other documents may be directed to the Information Agent at the address and telephone numbers set forth on the back cover of this Letter of Transmittal.
     This Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”) and the Offer to Purchase constitute an offer (the “Tender Offer”) by Medical Properties Trust, Inc. (“Medical Properties Trust”) to purchase the 9.25% Exchangeable Senior Notes due 2013 (the “Notes”) for cash, on the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal. The Notes were issued by and represent obligations of MPT Operating Partnership, L.P. (the “Operating Partnership”). The Notes are fully and unconditionally guaranteed by Medical Properties Trust, and are exchangeable for cash up to their principal amount and shares of Medical Properties Trust common stock for the remainder of the exchange value in excess of the principal amount.
     All of the Notes are held in book-entry form through the facilities of The Depository Trust Company (“DTC”) and may only be tendered by book-entry transfer to the Depositary’s account at DTC. As described in the Offer to Purchase, any Holder desiring to tender Notes should (a) tender through DTC pursuant to DTC’s Automated Tender Offer Program (“ATOP”), (b) request the Holder’s broker, dealer, commercial bank, trust company or other nominee to effect the transaction, or (c) complete and sign this Letter of Transmittal or a facsimile copy of this Letter of Transmittal in accordance with the instructions in this Letter of Transmittal, mail or deliver it and any other required documents to the Depositary, and transfer such Notes pursuant to the book-entry transfer procedures described herein. The proper procedures for tendering Notes pursuant to the Tender Offer are described in the Offer to Purchase under the caption “Terms of the Tender Offer— Procedures for Tendering.”
     A tender will be deemed to have been received only when the Depositary receives (i) either a duly completed Agent’s Message through the facilities of DTC at the Depositary’s DTC account or a properly completed Letter of Transmittal, and (ii) confirmation of book-entry transfer of the Notes into the Depositary’s applicable DTC account.
     You may submit only one Agent’s Message or Letter of Transmittal for the Notes tendered.
     Notwithstanding any other provision of the Tender Offer, the obligations of Medical Properties Trust to accept for purchase, and to pay the applicable Purchase Price, plus the amount of accrued and unpaid interest thereon from the last interest payment date to, but not including, the Settlement Date, for Notes validly tendered pursuant to the Tender Offer is subject to and conditioned upon the satisfaction of (or, where applicable, waiver by Medical Properties Trust) all applicable conditions described under “Terms of the Tender Offer—Conditions to the Tender Offer” in the Offer to Purchase.
     Tenders of Notes may be withdrawn at any time on or prior to the Withdrawal Date, unless extended, in which case the tenders of Notes may be withdrawn on or prior to the date to which the Withdrawal Date is extended.
     Medical Properties Trust will pay to you, or cause its subsidiaries to pay you the applicable Purchase Price for your validly tendered (and not validly withdrawn) Notes that Medical Properties Trust accepts pursuant to the Tender Offer, plus an amount equal to any accrued and unpaid interest on such Notes to, but not including, the Settlement Date, in cash promptly after the applicable Expiration Date.
     In the event that the Tender Offer is withdrawn or otherwise not completed, neither the Purchase Price that might otherwise have been applicable, nor the accrued interest on the tendered Notes mentioned above, will be paid or become payable to Holders who have tendered such Notes in the Tender Offer, and any such Notes tendered pursuant to the Tender Offer will be returned to the tendering Holders.
     To properly complete this Letter of Transmittal, a Holder must:
•	complete the information in the appropriate box(es) under the heading entitled, “Description of Notes Tendered;”

•	sign this Letter of Transmittal by completing the box entitled “Please Sign Here;”

•	if appropriate, check and complete the box entitled “Special Payment and Delivery Instructions;” and

•	complete the IRS Form W-9 or other withholding forms described herein.
     The Tender Offer is not being made to (nor will tenders of Notes be accepted from or on behalf of) Holders in any jurisdiction in which the making or acceptance of the Tender Offer would not be in compliance with the laws of such jurisdiction.
DESCRIPTION OF NOTES TENDERED
DESCRIPTION OF 9.25% EXCHANGEABLE SENIOR NOTES DUE 2013
     Indicate in the box below the aggregate principal amount of 9.25% Exchangeable Senior Notes due 2013 (the “Notes”) to which this Letter of Transmittal relates. If the space provided below is inadequate, list the principal amount of Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.

Aggregate
Name(s) and Address(es ) of Holder(s) or Name of DTC Participant and	Principal	Principal
Participant’s DTC Account Number in which Notes are Held (Please fill	Amount	Amount
in, if blank)	Represented*	Tendered

*	Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 3.
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
     By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Purchase, dated June 15, 2011 (the “Offer to Purchase”), of Medical Properties Trust, Inc. (“Medical Properties Trust”), and this Letter of Transmittal (the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer Documents”) relating to Medical Properties Trust’s tender offer (the “Tender Offer”) to purchase for cash, upon the terms and subject to the conditions set forth in the Offer Documents, any and all of MPT Operating Partnership, L.P.’s outstanding 9.25% Exchangeable Senior Notes due 2013 (the “Notes”) at the purchase price applicable to such Notes (as set forth in the Offer to Purchase, the “Purchase Price”), determined in accordance with the Tender Offer and as set forth in the Offer to Purchase. Any such Notes purchased will be cancelled.
     The Tender Offer will expire at 12:00 midnight, New York City time, on July 13, 2011 (inclusive of July 13, 2011), unless extended or earlier terminated by Medical Properties Trust in its sole discretion or as required by law (such date and time, as the same may be extended, the “Expiration Date”).
     Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to Medical Properties Trust the principal amount of Notes indicated above.
     Subject to, and effective upon, acceptance for purchase of Notes tendered in accordance with the terms and subject to the conditions of the Tender Offer, including, if the Tender Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned hereby agrees to sell, assign and transfer to, or upon the order of, Medical Properties Trust all rights, title and interests in and to all Notes tendered and releases and discharges Medical Properties Trust and MPT Operating Partnership, L.P. from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, the Notes validly tendered and not withdrawn and accepted for purchase by Medical Properties Trust, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes (other than any accrued and unpaid interest to be paid by Medical Properties Trust in connection with the Tender Offer) or to participate in any redemption or defeasance of the Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Notes, with full power of substitution, with full knowledge that the Depositary also acts as the agent of Medical Properties Trust (the power of attorney being deemed to be an irrevocable power coupled with an interest), to present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, Medical Properties Trust and receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and subject to the conditions of the Tender Offer.
     The undersigned understands and acknowledges that the Tender Offer will expire on the Expiration Date, unless extended or earlier terminated by Medical Properties Trust in its sole discretion or as required by law.
     The undersigned understands and acknowledges that the Notes tendered pursuant to the Tender Offer may not be withdrawn after the Expiration Date, except in limited circumstances. If Medical Properties Trust is required by law (as determined by Medical Properties Trust) to permit withdrawal, then the Notes previously tendered, as the case may be, may be validly withdrawn until the expiration of ten business days after the date that notice of any such change or requirement is first published or given or sent to Holders by Medical Properties Trust. In addition, in the event of a termination of the Tender Offer without any Notes being purchased, the Notes not purchased will be promptly returned to the tendering Holders.
     The undersigned understands and acknowledges that tenders of Notes pursuant to any of the procedures described in the Offer Documents and acceptance of tendered Notes by Medical Properties Trust for purchase will constitute a binding agreement between the undersigned and Medical Properties Trust upon the terms and subject to the conditions of the Tender Offer in effect on the Expiration Date.
     Unless otherwise indicated below in the box entitled “Special Payment and Delivery Instructions,” please issue and mail the check for payment with respect to any Notes accepted for payment to the address(es) of the registered Holder(s) appearing above under “Description of Notes Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Payment and Delivery Instructions,” please credit the account maintained at DTC appearing above under “Description of Notes Tendered” with any Notes not accepted for payment.
     In the event of a termination of the Tender Offer, the respective tendered Notes will be credited to such Holder’s account through DTC and such Holder’s DTC participant, unless otherwise indicated below in the box entitled “Special Payment and Delivery Instructions.” The undersigned recognizes, however, that Medical Properties Trust has no obligations pursuant to the “Special Payment and Delivery Instructions” box provisions of this Letter of Transmittal to transfer any Note from the name of the registered Holder(s) thereof if Medical Properties Trust does not accept for payment any of the principal amount of such Notes.
     The undersigned covenants, represents and warrants to Medical Properties Trust that, in connection with its tender of the Notes indicated in the box above pursuant hereto:
     1. the undersigned has received a copy of this document and the Offer to Purchase and agrees to be bound by all the terms and conditions of the Tender Offer;
     2. the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby;

     3. the undersigned has assigned and transferred such Notes to the Depositary and irrevocably constitutes and appoints the Depositary as its, his or her true and lawful agent and attorney-in-fact to cause such Notes to be tendered in the Tender Offer, that power of attorney being irrevocable and coupled with an interest, subject only to the right of withdrawal (described in the Offer to Purchase), it being understood that the right of withdrawal terminates on the Withdrawal Date, subject to certain exceptions required by law;
     4. the undersigned’s Notes are being tendered, and will, when accepted by the Depositary, be free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the claims of a Holder under the terms of the Tender Offer; and
     5. the undersigned will, upon Medical Properties Trust’s request or the request of the Depositary, as applicable, execute and deliver any additional documents necessary or desirable to complete the tender of such Notes.
     The Holder of each Note tendered and accepted for payment will receive interest, if any, thereon from the last interest payment date to, but not including, the purchase date for such Notes, upon the terms and subject to the conditions described in the Offer to Purchase. Under no circumstances will any interest be payable because of any delay in the transmission of funds to Holders by the Depositary.
     The undersigned’s agent, by delivering, or causing to be delivered, those Notes and the completed Agent’s Message or a completed Letter of Transmittal, to the Depositary is representing and warranting that the undersigned, as owner of the Notes, has represented, warranted and agreed to each of the above. The undersigned understands that Medical Properties Trust’s acceptance of the Notes tendered pursuant to the procedures described in the section captioned “Terms of the Tender Offer—Procedures for Tendering” of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Medical Properties Trust upon the terms and subject to the conditions of the Tender Offer.
     The name(s) and address(es) of the DTC participant should be printed, if they are not already printed above, exactly as they appear on a security position listing as the owner of the Notes.
     The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, Medical Properties Trust may terminate or amend the Tender Offer.
     For purposes of the Tender Offer, the undersigned understands that Medical Properties Trust will be deemed to have accepted for purchase validly tendered Notes, or defectively tendered Notes with respect to which Medical Properties Trust has waived such defect, if, as and when Medical Properties Trust gives oral or written notice thereof to the Depositary.
     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
     The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of (a) a properly transmitted Agent’s Message or (b) a properly completed and duly executed Letter of Transmittal and the certificates of the tendered Notes accompanying the Letter of Transmittal together with all accompanying evidences of authority and any other required documents in form satisfactory to Medical Properties Trust. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by Medical Properties Trust, which determination shall be final and binding.

PLEASE SIGN HERE—To Be Completed By All Tendering Holders
(Please Complete and Return with IRS Form W-9
or other applicable IRS Form,
unless an Agent’s Message is Delivered through the Facilities of DTC)
     This Letter of Transmittal must be signed, if tendered by a DTC participant, exactly as such DTC participant’s name appears on a security position listing as the owner of Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Medical Properties Trust of such person’s authority to so act. See Instruction 4 below.

(Signature(s) of Holder(s) or Authorized Signatory)
Dated: ______________, 2011.

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

PLEASE COMPLETE IRS FORM W-9 OR OTHER APPLICABLE IRS FORM
SIGNATURE GUARANTEE (See Instruction 4 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Date: ______________, 2011.

SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 6, 7 and 8)
     To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or if the payment check for the applicable Purchase Price for the Notes, plus accrued interest, is to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal, or issued to an address different from that shown in the applicable box(es) under the heading entitled “Description of Notes Tendered” within this Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the book-entry transfer facility other than the one designated above.
☐ Payment Check(s)

Name(s):

(Please Print)

                  (Including Zip Code)
Taxpayer Identification Number, Social Security Number
or Employer Identification Number
(See IRS Form W-9, or other applicable IRS Form)
☐ Credit unpurchased Notes by book-entry to the book-entry transfer facility account set forth below:

DTC Account Number:

Number of Account Party:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Tender Offer
     1. Delivery of Letter of Transmittal; Notes and All Other Required Documents; No Guaranteed Delivery Procedures. To tender Notes, a properly completed and duly executed copy or facsimile of this Letter of Transmittal, with any required signature guarantee, or an Agent’s Message (in the case of a book-entry transfer) and any other documents required by the Offer Documents, must be received by the Depositary on or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY, INCLUDING DELIVERY THROUGH DTC, AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. Except as otherwise provided below, the delivery will be made when actually received by the Depositary. This Letter of Transmittal and any other required documents should be sent only to the Depositary, not to Medical Properties Trust, the trustee, the Dealer Manager or DTC.
     Pursuant to authority granted by DTC, any DTC participant that has Notes credited to its DTC account at any time (and thereby held of record by DTC’s nominee) may directly tender such Notes as though it were the registered Holder by so completing, executing and delivering the Letter of Transmittal or delivering an Agent’s Message. Tenders of Notes will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with the Tender Offer.
     The method of delivery of this Letter of Transmittal, Notes and all other required documents to the Depositary is at the election and risk of the Holders.
     No alternative, conditional or contingent tenders of Notes will be accepted. Except as otherwise provided for in the Offer Documents, the delivery will be deemed made only when (a) the Agent’s Message or (b) the Letter of Transmittal and certificates of the tendered Notes are actually received by the Depositary. This Letter of Transmittal should be sent only to the Depositary. The Depositary will not accept any tender materials other than Letters of Transmittal and the DTC participants’ Agent’s Messages.
     Medical Properties Trust does not intend to permit tenders of Notes by guaranteed delivery procedures.
     All tendering Note Holders, by execution of this Letter of Transmittal or a manually signed facsimile of this Letter of Transmittal, or delivery of an Agent’s Message, waive any right to receive any notice of the acceptance of their tender.
     2. Withdrawal of Tenders. Notes validly tendered on or prior to the Withdrawal Date may be validly withdrawn at any time on or prior to the Withdrawal Date, or if not yet accepted for payment by us within 40 business days of June 15, 2011, at anytime following the fortieth business day.
     If the Tender Offer is terminated without Medical Properties Trust having purchased any Notes pursuant to the Tender Offer, whether prior to or after the Expiration Date, Medical Properties Trust will promptly return the Notes tendered pursuant to the Tender Offer to the tendering Holder.
     For a withdrawal of a tender of Notes to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Depositary at its address set forth on the back cover of this Offer to Purchase on or prior to 12 midnight, New York City time, on the Expiration Date, by mail, fax or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must specify the name of the Holder who tendered the Notes to be withdrawn and, if different, the name of the registered Holder of such Notes (or, in the case of Notes tendered by book-entry transfer, the name of the DTC participant for whose name appears on the security position listing as the owner of such Notes). Further, any such notice of withdrawal must contain the description of the Notes to be withdrawn (including the principal amount of the Notes to be withdrawn and, in the case of Notes tendered by delivery of certificates rather than book-entry transfer, the certificate numbers thereof). Unless transmitted through ATOP, a notice of withdrawal also must be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees (or, in the case of Notes tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed in the applicable Agent’s Message), or be accompanied by evidence satisfactory to Medical Properties Trust that the person withdrawing the tender has succeeded to the beneficial ownership of such Notes. If the Letter of Transmittal was executed by a person other than the registered Holder, the notice of withdrawal must be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such Holder. The signature on the notice of withdrawal must be guaranteed by a Medallion Signature Guarantor unless such Notes have been tendered for the account of an Eligible Institution. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon receipt by the Depositary of a written or faxed notice of such withdrawal even if physical release is not immediately effected.
     Through DTC, the Depositary will return to tendering Holders all Notes in respect of which it has received valid withdrawal instructions prior to the Withdrawal Date promptly after it receives such instructions.
     Holders may not rescind their withdrawal of tenders of Notes, and any Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer. Properly withdrawn Notes may, however, be re-tendered by again following one of the procedures described in the Offer to Purchase under “Terms of the Tender Offer—Procedures for Tendering” at any time on or prior to the Expiration Date.
     Holders can withdraw the tender of their Notes only in accordance with the procedures outlined in the Offer Documents.
     All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by Medical Properties Trust, in its sole discretion, which shall be final and binding. None of the Depositary, the Dealer Manager, the Information Agent, Medical Properties Trust or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or incur any liability for failure to give any such notification.
     If Medical Properties Trust is delayed in its acceptance for purchase of, or payment for, any Notes or is unable to accept for purchase or pay for Notes pursuant to the Tender Offer for any reason, then, without prejudice to Medical Properties Trust’s rights hereunder, but subject to applicable law, tendered Notes may be retained by the Depositary on behalf of Medical Properties Trust and may not be validly withdrawn (subject to Rules 13e-4 and 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require that Medical Properties Trust pay the consideration offered or return the Notes deposited by or on behalf of the Holders promptly after the termination or withdrawal of the Tender Offer).
     3. Partial Tenders and Unpurchased Notes. If fewer than all of the Notes owned by a Holder are tendered, the Holder must fill in the aggregate principal amounts of such Notes tendered in the third column of the appropriate box(es) under the heading entitled “Description of Notes Tendered” herein. The entire aggregate principal amount represented by the Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated. Tenders of Notes will be accepted only in principal amounts of $1,000 and integral multiples thereof.
     4. Signatures on Letter of Transmittal; Signature Guarantees.
     Exact Signature. If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.
     Joint Holders. If the Notes tendered are registered in the names of two or more joint Holders, each Holder must sign this Letter of Transmittal.

     Signatures of Fiduciaries. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Medical Properties Trust of his or her authority to so act.
     No signature guarantee is required if either:
•	this Letter of Transmittal is signed by the DTC participant whose name appears on a security position listing as the owner of the Notes; or

•	the Notes are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Exchange Act.
     In all other cases an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal.
     5. Transfer Taxes. Tendering Holders of Notes purchased in the Tender Offer will not be obligated to pay, except as set forth in this Section 5, transfer taxes with respect to the purchase of their Notes. If, however, the applicable Purchase Price is to be paid to, or if Notes not tendered or not accepted for payment are to be registered in the name of, any person other than a Holder, the amount of any transfer taxes (whether imposed on the Holder or such other person) payable on account of the transfer to such person will be deducted from the applicable Purchase Price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. For the avoidance of doubt, transfer taxes will not be considered to include income, franchise or similar taxes that are occasioned by the transfer of Notes pursuant to the Tender Offer.
     6. Special Payment and Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which checks constituting payments for Notes to be purchased in the Tender Offer are to be issued or sent, if different from the name and address of the registered or acting Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated.
     7. Backup Withholding; IRS Form W-9; IRS Form W-8. Each tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding at a rate of 28% on payments made pursuant to the Tender Offer unless the Holder (i) establishes that he, she or it is a corporation or other exempt Holder or (ii) provides an accurate taxpayer identification number on an IRS Form W-9, and makes the appropriate certifications set forth in IRS Form W-9 under penalties of perjury. Each tendering Holder that is a Non-U.S. Holder must submit a properly completed applicable IRS Form W-8, certifying, under penalties of perjury, to such Non-U.S. Holder’s foreign status in order to establish an exemption from backup withholding. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete IRS Form W-9 if the Notes are held in more than one name), consult the instructions in IRS Form W-9. An applicable IRS Form W-8 or IRS Form W-9 may be obtained from the Depositary or at the IRS website at http://www.irs.gov. Exempt U.S. Holders should complete and return an IRS Form W-9 or other applicable IRS Form and check the “Exempt payee” box to avoid possible erroneous backup withholding. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a Holder’s U.S. federal income tax liability will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.
     Regardless of backup withholding, payments of accrued and unpaid interest to a Non-U.S. Holder will be subject to 30% U.S. federal withholding tax (or lower applicable treaty rate) unless the Non-U.S. Holder provides proper certification on an applicable IRS Form W-8 and certain other requirements are met.

     8. Irregularities. Medical Properties Trust will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Notes and its determination shall be final and binding on all parties. Medical Properties Trust reserves the absolute right to reject any and all tenders of Notes determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. Medical Properties Trust also reserves the absolute right to waive any of the conditions of the Tender Offer or any defect or irregularity in the tender of any particular Notes and Medical Properties Trust’s interpretation of the terms of the Tender Offer (including these instructions) shall be final and binding on all parties. No tender of Notes will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as Medical Properties Trust shall determine. None of Medical Properties Trust, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.
     9. Waiver of Conditions. Medical Properties Trust expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Tender Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time at or prior to the Expiration Date.
     10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Tender Offer may be obtained from, either the Dealer Manager or the Information Agent whose respective address and telephone numbers appear on the last page of the Offer to Purchase and this Letter of Transmittal.
     THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW ON OR PRIOR TO THE EXPIRATION DATE FOR HOLDERS OF NOTES WISHING TO TENDER THEIR NOTES AND RECEIVE THE PURCHASE PRICE.

The Depositary for the Tender Offer is:
GLOBAL BONDHOLDER SERVICES CORPORATION
By facsimile:

(For Eligible Institutions only) (212) 430-3775 Confirmation:
(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway—Suite 404 New York, NY 10006	65 Broadway—Suite 404 New York, NY 10006	65 Broadway—Suite 404 New York, NY 10006
     Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and all other Tender Offer materials may be directed to the Information Agent as set forth below and will be furnished promptly at Medical Properties Trust’s expense. Questions regarding the terms of the Offer to Purchase and this Letter of Transmittal may be directed to the Dealer Manager, at its address and telephone numbers set forth below. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Tender Offer.
The Information Agent for the Tender Offer is:
Global Bondholder Services Corporation
65 Broadway, Suite 404
New York, New York 10006
Attention: Corporate Actions
Banks and Brokers, Call Collect:
(212) 430-3774
All Others Call Toll-Free:
(866) 470-3900
The Dealer Manager for the Tender Offer is:
Deutsche Bank Securities Inc.
100 Plaza One
Jersey City, New Jersey 07311
U.S. toll free: (800) 503-4611
Email: prospectus.cpdg@db.com